                                                                   Exhibit 24


                                POWER OF ATTORNEY

     The undersigned directors and officers of Genzyme Corporation (the "Company"), hereby severally constitute and appoint Henri A. Termeer, Michael S. Wyzga, Evan M. Lebson, Peter Wirth and Earl M. Collier, Jr., and each of them singly, our true and lawful attorneys-in-fact, with full power to them in any and all capacities, to sign the Company's Registration Statement on Form S-4 relating to the proposed acquisition of Focal, Inc. and any and all amendments thereto, including any post-effective amendments and amendments on Form S-3 or S-8, and any related Rule 462(b) registration statement or amendment thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

             SIGNATURE                                       TITLE                         DATE
/S/ HENRI A. TERMEER                                Principal Executive                  May 18, 2001
-----------------------------------------           Officer and Director
Henri A. Termeer

/S/ MICHAEL S. WYZGA                                Principal Financial and              May 18, 2001
-----------------------------------------           Accounting Officer
Michael S. Wyzga

/S/ CONSTANTINE E. ANAGNOSTOPOULOS                  Director                             May 14, 2001
-----------------------------------------
Constantine E. Anagnostopoulos

/S/ DOUGLAS A. BERTHIAUME                           Director                             May 18, 2001
-----------------------------------------
Douglas A. Berthiaume

/S/ HENRY E. BLAIR                                  Director                             May 18, 2001
-----------------------------------------
Henry E. Blair

/S/ ROBERT J. CARPENTER                             Director                             May 18, 2001
-----------------------------------------
Robert J. Carpenter

/S/ CHARLES L. COONEY                               Director                             May 18, 2001
-----------------------------------------
Charles L. Cooney

/S/ VICTOR J. DZAU                                  Director                             May 18, 2001
-----------------------------------------
Victor J. Dzau

/S/ CONNIE MACK III                                 Director                             May 18, 2001
-----------------------------------------
Connie Mack III
